UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 16, 2010

Performance Capital Management, LLC
(Exact name of registrant as specified in its charter)

California	0 – 50235	03-0375751
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Village Drive, Suite 255
Buena Park, California	90621
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (714) 736-3790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers.

On February 16, 2010, a severance payment was made by Performance Capital Management, LLC (the “Company”) to Mr. David Caldwell, the Company’s Chief Operations Officer, and Mr. Edward Rucker, the Company’s Accounting Manager, in the amounts of $110,000 and $10,000, respectively, in connection with their termination as employees of the Company to be effective on February 28, 2010. The Board of Directors (“Board”) of the Company had previously approved the payments and the effective date of the terminations at its regularly scheduled meeting held on January 12, 2010. Beginning on March 1, 2010, all executive officer duties will be assumed by the members of the Board.

As a result of their removal as employees of the Company, Mr. Caldwell’s employment agreement and Mr. Rucker’s indemnification agreement with the Company will terminate on February 28, 2010. Mr. Caldwell’s severance payment is made in connection with his employment agreement with the Company, which contemplates a payment equal to six months of his annual salary of $220,000. A copy of Mr. Caldwell’s employment agreement is attached to the Company’s report on Form 10-QSB for the period ended June 30, 2007, filed with the SEC on August 14, 2007. Mr. Rucker’s severance payment is made in consideration of his many years of service to the Company.

The reason for the termination of the full-time employment of Mr. Caldwell and Mr. Rucker is to reduce the fixed expenses of the Company. After February 28, 2010, both Mr. Caldwell and Mr. Rucker may continue to serve the Company on a part-time, as needed basis until the Company has been dissolved, but will no longer be full-time employees of the Company. The Board-approved hourly rates shall be $100.00 per hour for Mr. Caldwell and $50 per hour for Mr. Rucker. Mr. Caldwell’s services are anticipated to include payments to creditors and other fees, investor relations and assistance with the dissolution of the Company. Mr. Rucker’s services are to include preparation of tax forms, accounts payable and any distributions to unit-holders, as well as other accounting matters as needed.

Mr. Darren Bard resigned as an officer of the Company effective January 15, 2010, but has continued to assist the Company with transitional matters. As compensation for his continued assistance and in consideration for his many years of service to the Company, the Board approved a one-time payment in the amount of $12,500 to Mr. Bard, which payment was made on January 15, 2010. The amount was determined to be based upon Mr. Bard providing between 150 and 200 hours of service to the Company. These services have included assistance with the transfer of portfolio files to buyers, assistance in preparing tax forms, handling data requests, and assisting with other legal and financial reports and documents as needed.

Beginning on February 1, 2010, the remaining three members of the Board will each receive $2,000 per regular Board meeting in compensation for their services as directors of the Company. Mr. Les Bishop and Mr. Sanford Lakoff had previously been paid $1,350 per regular Board meeting and Mr. Rutherford had previously been paid $2,183 per regular Board meeting. The adjustment was made to equalize the payments to the Board members and to reflect the added responsibility of the three Board members following the resignation of the other Board members and the anticipated termination of employment of Mr. Caldwell and Mr. Rucker.

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Item 8.01.  Other Events.

As of February 19, 2010, a majority of the Company’s outstanding member units that had been voted were voted in favor of the proposal to dissolve the Company. However, approval of the dissolution proposal requires the affirmative vote of a majority of the issued and outstanding member units of the Company, as opposed to just a majority of those member units voted.

Since a large number of the Company’s members have not yet voted, the Board has extended the voting deadline from Friday, February 19, 2010 to Monday, March 1, 2010 in order to give these members a chance to submit their consents. The Board strongly encourages the members to carefully consider the dissolution proposal described in the proxy statement and to vote in favor of the dissolution proposal. The Board thanks the large number of members who have already voted for the dissolution proposal.

The record date for members entitled to vote by consent remains December 31, 2009.  Members who have previously submitted their consent, and who do not want to change their vote, need not take any action. Members who have questions about the dissolution, need assistance in submitting their consent (or changing a prior vote of their shares) should contact Mr. David Caldwell, Chief Operations Officer, at 1-714-736-3790 or toll-free at 1-800-757-7700, extension 0.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The disclosure in this report on Form 8-K is incorporated by reference in the definitive proxy statement filed by the Company with the SEC on January 12, 2010. Members are urged to read the definitive proxy statement and other relevant materials filed by the Company with the SEC carefully, including this Report on Form 8-K, because they contain important information about the Company, the proposal and related matters. Members may obtain free copies of the consent solicitation documents filed with the SEC on the Company’s web site at: http://www.cfpproxy.com/9101SM. Members may also request a copy of any document posted on the Company’s web site by writing to Performance Capital Management, LLC, 7001 Village Drive, Suite 255, Buena Park, California 90621, Attn: David J. Caldwell or by calling 1-714-736-3790 or toll-free 1-800-757-7700, extension 0.

FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K or otherwise incorporated by reference into this document contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as “believes,” “plans,” “expects,” “may,” “will,” “intends,” “should,” “plan,” “assume” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by Performance Capital Management, LLC (the “Company”). You should not place undue reliance on forward-looking statements. Forward-looking statements involve risks and uncertainties. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this report on Form 8-K and in the Company’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE CAPITAL MANAGEMENT, LLC

February 22, 2010	By:	/s/ David J. Caldwell
(Date)	David J. Caldwell
Its: Chief Operations Officer

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